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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 19, 2001


                             McDONALD'S CORPORATION
             (Exact name of Registrant as specified in its Charter)



         Delaware                       1-5231                   36-2361282
(State of Incorporation)        (Commission File No.)          (IRS Employer
                                                             Identification No.)


                              One McDonald's Plaza
                            Oak Brook, Illinois 60523
                                 (630) 623-3000
            (Address and Phone Number of Principal Executive Offices)


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Item 5. Other Events
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On September 19, 2001, McDonald's Corporation (the "Company") issued a press release announcing the Company's third quarter 2001 update. The press release is filed as Exhibit 99 hereto and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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                (c)      Exhibits:

                         99   Press Release dated September 19,
                              2001-- McDonald's Third Quarter 2001 Update



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          McDONALD'S CORPORATION

                                          (Registrant)



Date:   September 20, 2001                By:  /s/ Gloria Santona
                                               ---------------------------------
                                               Gloria Santona
                                               Senior Vice President, Corporate
                                               General Counsel and Secretary

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                                  Exhibit Index

Exhibit No.
-----------


99           News Release of McDonald's Corporation issued September 19, 2001:
             McDonald's Third Quarter 2001 Update


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